Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Meditech Pharmaceuticals, Inc. (the "Company") Annual Report on Form 10-KSB for the year ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Steven
I. Kern, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     (2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.





By:  /s/  STEVEN I. KERN
   -------------------------------
          STEVEN I. KERN
          President and Chief Financial Officer


September 11, 2003